T. Rowe Price New Asia Fund

Supplement to Prospectus dated March 1, 2013

On page 55, the portfolio manager table under “Management” is supplemented as follows:

Effective at the close of business on January 30, 2014, Ernest C. Yeung will begin serving as the fund’s interim portfolio manager and will have day-to-day responsibility for managing the fund’s portfolio. Anh Lu will be taking a leave of absence, beginning on February 1, 2014, due to extraordinary and unforeseen family-related circumstances. She is expected to return from her leave and resume her role as the fund’s portfolio manager on or about June 2, 2014. Mr. Yeung joined T. Rowe Price International in 2003.

On page 82, the disclosure under “Portfolio Management” with respect to the New Asia Fund is supplemented as follows:

Effective at the close of business on January 30, 2014, Ernest C. Yeung will begin serving as interim portfolio manager of the New Asia Fund. On February 1, 2014, Anh Lu will begin a leave of absence from the Firm due to extraordinary and unforeseen family-related circumstances. Ms. Lu is expected to return from her leave of absence on or about June 2, 2014, at which point she will resume her role as the fund’s portfolio manager. During the time that Ms. Lu is on leave, Mr. Yeung will have day-to-day responsibility for managing the fund’s portfolio, although there will be no changes to the fund’s Investment Advisory Committee during this time. Mr. Yeung joined the Firm in 2003 and his investment experience dates from 2001. During the past five years, he has served as an equity research analyst and then a portfolio manager (beginning in 2009).

The date of this supplement is January 29, 2014.

F39-041 1/29/14